UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                     ------------------------------------


                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                      OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                     ------------------------------------


                                DATE OF REPORT
                 (Date of Earliest Event Reported):  April 30, 2001


                                NATURADE, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE
      (State or Other             33-7106-A                  23-2442709
      Jurisdiction of           (Commission              (IRS Employer
      Incorporation)             File Number)             Identification No.)


                               14370 Myford Rd.
                           Irvine, California 92606
               (Address of Principal Executive Offices) (Zip Code)

                        Registrant's Telephone Number,
                     Including Area Code: (714) 573-4800












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Item 4.  Changes in the Company's Certifying Accountant.

         On April 30, 2001, Naturade, Inc. (the "Company") notified Deloitte & Touche LLP, its independent public accountants, that the Company was terminating its services effective as of that date. The Company's Board of Directors and Audit Committee approved such termination.

         The reports of Deloitte & Touche LLP on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: The report of Deloitte & Touche LLP for each of the past two fiscal years was modified as to uncertainty regarding the ability of the Company to continue as a going concern.

         During the two most recent fiscal years and in the subsequent interim periods, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused Deloitte & Touche LLP to make reference to the matter in their report. The Company has requested Deloitte & Touche LLP to furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached to this Current Report on Form 8-K as Exhibit 99.

         On April 30, 2001, the Company engaged BDO Seidman, LLP as its independent public accountants. The Company did not previously consult with BDO Seidman, LLP regarding any matter, including but not limited to: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

99 Letter addressed to the Securities and Exchange Commission from Deloitte & Touche LLP dated May 3, 2001.


















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NATURADE, INC.


                                  By:/s/ Lawrence J. Batina
                                     ------------------------------------
                                             Lawrence J. Batina,
                                           Chief Financial Officer

Dated: May 7, 2001






































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                                   EXHIBIT 99





May 3, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

We have read and agree with the comments in Item 4 of the Form 8-K of Naturade, Inc. dated May 1, 2001, with the exception of the comments in (1) the second sentence of the first paragraph, and (2) the fourth paragraph, as to which we have no basis to agree or disagree.

Very truly yours,


/s/ Deloitte & Touche LLP
------------------------
Deloitte & Touche LLP

































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